-1- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA SAN FRANCISCO DIVISION NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION The United States District Court for the Northern District of California, San Francisco Division, authorized this Notice. This is not a solicitation from a lawyer. TO: ALL PERSONS AND ENTITIES WHO HELD WELLS FARGO & COMPANY COMMON STOCK AS OF OCTOBER 13, 2025 AND CONTINUE TO HOLD SUCH SHARES AS OF THE CLOSE OF TRADING ON MAY 5, 2026 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. This Notice relates to a proposed settlement (“Settlement”) of the following derivative action: In re Wells Fargo & Company Hiring Practices Derivative Litigation, Case No. 3:22-cv-05173-TLT (N.D. Cal.) (the “Action” or the “Litigation”). Your rights will be affected by the proposed Settlement. All capitalized terms used in this Notice that are not otherwise defined herein have the meanings provided in the Stipulation and Agreement of Settlement entered into on October 13, 2025 (“Stipulation”), by and among (1) Plaintiffs City of Plantation Police Officers’ Retirement Fund, City of Pontiac Reestablished General Employees Retirement System, and Amy Isenberg (collectively, the “Lead Plaintiffs”); (2) Nominal Defendant Wells Fargo & Company (“Wells Fargo” or the “Company”); and (3) Charles W. Scharf, Steven D. Black, Mark A. Chancy, Celeste A. Clark, Theodore F. Craver, Jr., Richard K. Davis, Wayne M. Hewett, Donald M. James, CeCelia G. Morken, Maria R. Morris, Felicia F. Norwood, Charles H. Noski, Richard B. Payne, Jr., Juan A. Pujadas, Ronald L. Sargent, and Suzanne M. Vautrinot (collectively, the “Director Defendants” and, together with Wells Fargo, “Defendants,” and, together with the Lead Plaintiffs, the “Settling Parties”). IN RE WELLS FARGO & COMPANY HIRING PRACTICES DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS Lead Case No. 3:22-cv-05173-TLT The Honorable Trina L. Thompson Exhibit 99.1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -2- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT THIS NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIAL TERMS OF THE SETTLEMENT AND RELEASES. You can obtain more information by reviewing the Stipulation, which is available on Plaintiffs’ Lead Counsels’ websites at www.bfalaw.com, www.motleyrice.com, and www.cpmlegal.com, and on the “Investor Relations” page of Wells Fargo’s website at https://www.wellsfargo.com/about/investor-relations/stock-price-and- dividends/. Because the Settlement involves the resolution of a derivative action, which was brought on behalf of and for the benefit of the Company, the benefits from the Settlement will go to Wells Fargo. Individual Wells Fargo shareholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the proposed Settlement affects Wells Fargo shareholders’ legal rights. 2. The United States District Court for the Northern District of California, San Francisco Division (the “Court”) will hold a hearing (“Settlement Hearing”) before The Honorable Trina L. Thompson on May 5, 2026, at 2:00 p.m., at the San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Ave., San Francisco, CA 94102, at which the Court will: (a) determine whether the terms of the Settlement are fair, reasonable, and adequate, and in the best interests of Wells Fargo and Wells Fargo’s shareholders; (b) determine whether a Judgment should be entered dismissing the Action with prejudice; (c) determine whether Plaintiffs’ Lead Counsel’s application for a Fee and Expense Award and Lead Plaintiffs’ application for a Service Award should be granted; (d) hear and address any objections; and (e) consider any other matters that may properly be brought before the Court in connection with the Settlement. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE SETTLING PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY THE COURT OF FINDINGS OF FACT. A. Factual Background 3. The Settlement arises out of the Action, which alleges breaches of fiduciary duties and violations of federal securities laws against certain current and former directors of the Company. Specifically, Lead Plaintiffs allege that the Director Defendants breached their fiduciary duties by failing to properly oversee the Company’s fair lending practices, exposing the Company to damages. Lead Plaintiffs also allege that the Director Defendants violated the federal securities laws by issuing and/or causing to be issued false or misleading statements relating to the Company’s hiring practices, causing the Company to repurchase stock at inflated prices. Defendants deny all allegations made by the Lead Plaintiffs in the Action.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -3- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT B. Overview of Litigation 4. Beginning on September 9, 2022, several shareholder derivative complaints were filed in the United States District Court for the Northern District of California, San Francisco Division, against the Director Defendants. Prior to filing suit, certain Wells Fargo shareholders, including Lead Plaintiff Amy Isenberg (“Isenberg”), also made shareholder inspection demands on Wells Fargo and ultimately received productions of books and records from Wells Fargo. 5. On February 12, 2024, after consolidating the actions, the Court appointed Plaintiffs Isenberg, City of Plantation Police Officers’ Retirement Fund (“Plantation”), and City of Pontiac Reestablished General Employees’ Retirement System (“Pontiac”) as Lead Plaintiffs and the law firms Cotchett, Pitre & McCarthy LLP (“CPM”), Bleichmar Fonti & Auld LLP (“BFA”) and Motley Rice LLC (“MR”) as Plaintiffs’ Lead Counsel. The Court then directed Lead Plaintiffs to file a consolidated complaint. 6. On May 10, 2024, Lead Plaintiffs filed their Consolidated Amended Complaint, alleging claims for breach of fiduciary duty, violation of Section 14(a) of the Securities Act of 1934, violation of Section 10(b) of the Exchange Act, and violation of Section 20(a) of the Exchange Act. 7. On June 11, 2024, Wells Fargo, and Scott Powell, Michael Santomassimo, Carly Sanchez, Kleber Santos, and Jonathan Weiss (“Officer Defendants”) filed motions to dismiss the Consolidated Amended Complaint. The Director Defendants filed joinders with respect to Wells Fargo’s motion to dismiss. 8. On September 20, 2024, the Court issued an Order granting-in-part and denying-in- part the motions to dismiss the Consolidated Amended Complaint, with leave to amend. The Court granted the motion to dismiss Lead Plaintiffs’ claim for breach of fiduciary duty as to discriminatory hiring practices, Section 14(a) claim as to discriminatory hiring and lending practices, and Section 10(b) and Section 20(a) claims as to discriminatory lending practices. The Court denied the motions to dismiss Lead Plaintiffs’ claim for breach of fiduciary duty as to discriminatory lending practices and Section 10(b) and Section 20(a) claims as to discriminatory hiring practices. The Court granted leave to amend Lead Plaintiffs’ demand futility allegations for claims against the Officer Defendants. 9. On October 3, 2024, Lead Plaintiffs filed a Second Amended Consolidated Complaint, which dismissed Michael Santomassimo and Jonathan Weiss. On October 17, 2024, the remaining Officer Defendants filed a motion to dismiss the Second Amended Consolidated Complaint. On January 16, 2025, the Court issued an Order granting the motion to dismiss for failure to plead demand futility on the claims against the Officer Defendants. 10. On November 1, 2024, the Court issued a revised Case Management and Scheduling Order, setting new deadlines for discovery, dispositive motions, mediation and trial. Trial was set for April 27, 2026. 11. Lead Plaintiffs and Defendants engaged in substantial fact discovery, including requests and production of documents, interrogatories, and depositions of party and third-party witnesses. They also engaged in substantial motion practice before Magistrate Judge Sallie Kim to

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -4- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT resolve discovery disputes. In August 2025, the Lead Plaintiffs and the Director Defendants exchanged opening expert reports. C. The Mediation and Extensive Settlement Negotiations 12. In August 2025, Lead Plaintiffs, the Director Defendants, and Wells Fargo engaged in mediation discussions. These discussions commenced after completion of shareholder inspection demands, resolution of motions relating to the pleadings and discovery matters, substantial factual discovery, both in this case and in related actions, and expert disclosures, including the exchange of expert reports addressing Wells Fargo’s lending practices, corporate governance, and damages, amongst other subject matters. 13. After exchanging detailed mediation briefs, the Settling Parties engaged the Honorable Layn R. Phillips (Ret.), formerly the Chief Judge of the United States District Court for the Western District of Oklahoma, to serve as mediator. The Settling Parties held a full-day, in-person mediation session in New York, New York on August 21, 2025, which included participation by Lead Plaintiffs, Plaintiffs’ Lead Counsel, Defendants’ Counsel, and representatives from Wells Fargo and its insurers. While the mediation did not result in a settlement, the Settling Parties continued to engage in further discussions of the merits of Lead Plaintiffs’ claims and the Settling Parties’ proposals for corporate reforms with the assistance of Judge Phillips. Following extensive negotiations, the Settling Parties reached agreement, memorialized in a term sheet, to all substantive terms of the settlement, including the Borrower Programs (described below). 14. After agreeing to all substantive terms of the proposed settlement, Judge Phillips facilitated negotiations between the Settling Parties concerning the amount of any Fee and Expense Award and Service Award. On October 7, 2025, the Settling Parties reached agreement on the Fee and Expense Award and Service Award, subject to Court approval. 15. The Settling Parties’ agreement to settle the Litigation, and the agreement on the Fee and Expense Award and Service Award, are set forth in the Stipulation. Wells Fargo’s Board has also reviewed the terms and conditions in this Settlement and believes that the Settlement is in the best interests of the Company and its shareholders. 16. The Settling Parties entered into the Stipulation on October 13, 2025. WHAT ARE THE TERMS OF THE SETTLEMENT? 17. On January 13, 2026, the Court entered an order (the “Preliminary Approval Order”) in connection with the Settlement which, among other things, preliminarily approved the Settlement, authorized this Notice to be provided to current Wells Fargo shareholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement. 18. In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of the Stipulation, the Settling Parties have agreed to the following Settlement Consideration for Wells Fargo. 19. Borrower Programs: Within ninety (90) calendar days after the Effective Date, Wells Fargo shall fund $100 million in mortgage assistance to benefit low- and moderate-income borrowers and borrowers in low- and moderate-income census tracts (downpayment and closing

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -5- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT cost assistance) in certain geographic regions in the United States (“Borrower Programs”). The Borrower Programs will remain in existence for a minimum of three (3) years after final approval of the Settlement, and the entire $100 million will be used to provide mortgage assistance to low- and moderate-income borrowers or borrowers currently residing in or purchasing property in low- and moderate-income census tracts, in the geographic areas set forth in Appendix A to the Stipulation. Wells Fargo reserves the right to modify the Borrower Programs to comply with any applicable laws, rules, and regulations; regulatory guidance; and executive orders; and to modify the geographic areas to maximize the effectiveness of the Borrower Programs. 20. Monetary Consideration: The Monetary Consideration of $10 million shall be paid by the Insurer on behalf of the Director Defendants to Wells Fargo. The Insurer shall cause the Monetary Consideration to be paid to Wells Fargo within thirty (30) calendar days of the Effective Date. WHAT ARE THE SETTLING PARTIES’ REASONS FOR THE SETTLEMENT? E. Why did the Co-Lead Plaintiffs agree to settle? 21. As discussed above, this Settlement was reached after substantial litigation, including shareholder inspection demands, investigation and preparation of the complaints, motions to dismiss, substantial discovery (including discovery motions), expert discovery, and preparation for summary judgment motions and trial. As a result, Lead Plaintiffs’ Counsel reviewed and analyzed data from many sources to assess the strengths and weaknesses of their claims, including (1) confidential, non-public internal documents responsive to shareholder inspection demands; (2) Wells Fargo’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (3) securities analyst, business, and financial media reports about Wells Fargo; (4) internal documents produced by Wells Fargo and the Director Defendants in discovery; (5) deposition transcripts and exhibits in this Action; and (6) documents, deposition transcripts and exhibits in related actions. Lead Plaintiffs’ Counsel also (1) researched the applicable law with respect to the claims asserted (or which could be asserted) in the shareholder derivative actions and the potential defenses thereto; (2) consulted with experts retained on numerous matters relevant to the pending litigation and settlement issues; (3) prepared detailed mediation statements; (4) reviewed documents and information provided in advance of the mediation sessions and during settlement negotiations; (5) participated in an in-person mediation; and (6) engaged in subsequent settlement discussions with Defendants’ counsel. 22. Lead Plaintiffs’ Counsel believe that the claims asserted in the Litigation have merit and that their investigation of the evidence supports the claims asserted. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Lead Plaintiffs and Lead Plaintiffs’ Counsel have concluded that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Lead Plaintiffs and Lead Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Litigation against Defendants through trial(s) and through possible appeal(s). Lead Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigation, the difficulties and delays inherent in such litigation, the cost to Wells Fargo—on behalf of which Lead Plaintiffs filed the Litigation—and distraction to management of Wells Fargo that would result from extended litigation. Based on their evaluation,

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -6- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT and in light of what Lead Plaintiffs’ Counsel believe to be the significant benefits conferred upon Wells Fargo as a result of the Settlement, Lead Plaintiffs and Lead Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Lead Plaintiffs and Wells Fargo and have agreed to settle the Litigation upon the terms and subject to the conditions set forth herein. F. Why did the Defendants agree to settle? 23. Defendants deny Lead Plaintiffs’ allegations and claims in the Litigation and any wrongdoing or liability whatsoever. Defendants are entering into the Stipulation for settlement purposes only and solely to avoid the cost, disruption, and uncertainty of further litigation. Defendants agree that the Litigation was filed in good faith and with an adequate basis in fact, was not frivolous, and is being settled voluntarily. Defendants have determined that it is desirable and beneficial that the Litigation and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms set forth therein, the Stipulation (including all of the exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. WHAT WILL HAPPEN IF THE SETTLMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 24. If the Settlement is approved, the Court will enter a Judgment. Pursuant to the Judgment, the Action will be dismissed in its entirety and with prejudice and, upon the Effective Date of the Settlement,1 the following releases will occur: 25. Release of Claims by Current Wells Fargo Shareholders. Upon the Effective Date, the Lead Plaintiffs (acting on their own behalf and derivatively on behalf of Wells Fargo), Wells Fargo, and any Person acting derivatively on behalf of Wells Fargo shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Shareholder Claims (including Unknown Claims) against the Released Defendant Persons which, as detailed in the Stipulation, means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, sums of money due, judgments, suits, amounts, matters, issues, liabilities, and charges of any kind or nature whatsoever (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Wells Fargo, the Lead Plaintiffs derivatively on behalf of Wells Fargo, or any Wells Fargo shareholder derivatively on behalf of Wells Fargo (i) asserted in any of the complaints filed in the Litigation, or (ii) could have asserted in any court, tribunal, forum, or proceeding, under the laws of any jurisdiction, arising out of, relating to, or based upon the facts, allegations, events, disclosures, non-disclosures, occurrences, representations, 1 The Effective Date of the Settlement is conditioned on the occurrence of each of the events described in Paragraph 6.1 of the Stipulation, which include the entry of the Judgment by the Court approving the Settlement and dismissing the Action with prejudice, the passing of the date upon which the Judgment becomes Final, and the passing of the date upon which the dismissal order in the Action becomes Final.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -7- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged in any of the complaints filed in the Litigation, regardless of the jurisdiction in which such facts, allegations, events, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances were or could have been alleged or where such facts, allegations, events, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances had impact.2 26. In addition, upon the Effective Date, the Lead Plaintiffs (acting on their own behalf and derivatively on behalf of Wells Fargo), Wells Fargo, and any Person acting derivatively on behalf of Wells Fargo, shall be forever barred and enjoined from asserting, commencing, instituting, or prosecuting any of the Released Shareholder Claims (including Unknown Claims) against any Released Defendant Persons, regardless of the jurisdiction in which such claims were or could have been alleged or where the claims had impact. 27. Release of Claims by Defendants. Upon the Effective Date, each of the Director Defendants and Wells Fargo shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendant Claims (including Unknown Claims) against the Released Shareholder Persons which, as detailed in the Stipulation, means any and all claims, rights, demands, obligations, controversies, debts, damages, losses, causes of action, and liabilities of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, that Defendants have or could have asserted against the Released Shareholder Persons or their counsel, arising out of the institution, prosecution, or settlement of the claims asserted against Defendants in the Litigation that Defendants (i) asserted in the Litigation, or (ii) could have asserted in the Litigation, or in any other forum, that arise out of, relate to, or are based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in any of the complaints filed in the Litigation.3 28. By Order of the Court, pending final determination of whether the Settlement should be approved, the Lead Plaintiffs and all other current Wells Fargo shareholders are barred and enjoined from asserting, commencing, instituting, or prosecuting any of the Released Shareholder Claims against any of the Released Defendant Persons. 29. THE ABOVE DESCRIPTION OF THE PROPOSED RELEASES IS ONLY A SUMMARY. The complete terms—including the definitions of the Effective Date, Released 2 The Released Shareholder Claims shall not include (i) the claims asserted in the pending actions, In re Wells Fargo Mortgage Discrimination Litig., No. 3:22-cv-00990-JD (N.D. Cal.) (“Mortgage Discrimination”) and SEB Inv. Mgmt. AB, et al. v. Wells Fargo & Co., et al., No. 3:22-cv-03811-TLT (N.D. Cal.) (“SEB”), (ii) any claims relating to the enforcement of the Settlement or the Stipulation, (iii) any claims that arise out of or are based upon any conduct of the Released Defendant Persons after the Effective Date, and (iv) any claims in connection with the D&O Policy that the Director Defendants or Wells Fargo may have against the Insurer, except as set forth in the Insurance Agreement. 3 The Released Defendant Claims shall not include (i) any claims relating to the enforcement of the Settlement or the Stipulation, (ii) any claims by Defendants relating to insurance coverage or the right to indemnification, or (iii) any claims that arise out of or are based upon any conduct of the Released Shareholders Persons after the Effective Date.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -8- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT Defendant Claims, Released Defendant Persons, Released Shareholder Claims, Released Shareholder Persons, and Unknown Claims—are set forth in the Stipulation, which is available on the “Investor Relations” page of Wells Fargo’s website at https://www.wellsfargo.com/about/investor-relations/stock-price-and-dividends/ and on Plaintiffs’ Lead Counsels’ websites at www.bfalaw.com, www.motleyrice.com, and www.cpmlegal.com. HOW WILL THE SHAREHOLDERS’ ATTORNEYS BE PAID? 30. Plaintiffs’ Lead Counsel have not received any payment for their services in pursuing the claims asserted in the Action, nor have the Plaintiffs’ Lead Counsel been reimbursed for their litigation expenses. In light of benefits produced for Wells Fargo by the Lead Plaintiffs and the Plaintiffs’ Lead Counsel in connection with the Settlement, Plaintiffs’ Lead Counsel intend to seek approval from the Court for a Fee and Expense Award in the amount of $27,500,000. The Fee and Expense Award is separate from and in addition to the $100 million spend commitment for the Borrower Programs and $10 million payment to Wells Fargo. The Fee and Expense Award, which includes litigation expenses, was negotiated between Lead Plaintiffs’ Counsel and Wells Fargo, with the assistance of the mediator, Judge Phillips. Lead Plaintiffs further intend to seek approval from the Court for a Service Award not to exceed $20,000 for each Lead Plaintiff, which would be paid from any Fee and Expense Award. 31. The Court will determine the amount of the Fee and Expense Award to Plaintiffs’ Lead Counsel and the Service Award for Lead Plaintiffs. Wells Fargo shareholders are not personally liable for any such Awards. Further, any Awards approved by the Court will not diminish or have any impact on the $100 million spend commitment by Wells Fargo or the $10 million payment to Wells Fargo. WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? 32. The Court will consider the Settlement, Plaintiffs’ Lead Counsel’s application for a Fee and Expense Award, and Lead Plaintiffs’ application for a Service Award at the Settlement Hearing. 33. Any Wells Fargo shareholder who held Wells Fargo common stock as of October 13, 2025 and continues to hold such shares of Wells Fargo common stock as of the date of the Settlement Hearing may enter an appearance in the Action, at his, her, or its own expense, individually or through counsel of his, her, or its own choice, by filing with the Clerk of the Court and delivering a notice of appearance to Plaintiffs’ Lead Counsel and to Defendants’ Counsel at the addresses set forth in Paragraph 34 below, such that it is received no later than April 14, 2026 (twenty-one (21) calendar days prior to the Settlement Hearing), or as the Court may otherwise direct. 34. Any Wells Fargo shareholder who held Wells Fargo common stock as of October 13, 2025 and continues to hold such shares of Wells Fargo common stock as of the date of the Settlement Hearing may file a written objection to the proposed Settlement, Plaintiffs’ Lead Counsel’s application for a Fee and Expense Award, and/or Lead Plaintiffs’ application for a Service Award, and appear and show cause, if he, she, or it has any cause, why the proposed Settlement and/or the applications for such Fee and Expense Award and Service Award should not be approved. All Current Wells Fargo Shareholders desiring to object are directed to file a written objection with the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -9- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT Clerk of the Court and serve (by hand, first-class mail, or express service) copies of such objection on Plaintiffs’ Lead Counsel and Defendants’ Counsel at the addresses set forth below such that they are received no later than April 14, 2026, which is twenty-one (21) calendar days prior to the Settlement Hearing. Clerk of the Court Plaintiffs’ Lead Counsel Defendants’ Counsel Mark B. Busby Office of the Clerk United States District Court 450 Golden Gate Avenue, Box 36060 San Francisco, CA 94102- 3489 Cotchett, Pitre & McCarthy Attn: Wells Fargo Settlement 840 Malcolm Road, Suite 200 Burlingame, CA 94010 Christopher M. Viapiano Sullivan & Cromwell LLP 1700 New York Avenue N.W., Suite 700 Washington, D.C. 20006 35. Any Wells Fargo shareholder who held Wells Fargo common stock as of October 13, 2025 and continues to hold shares of Wells Fargo common stock as of the date of the Settlement Hearing and who wishes to be heard orally at the Settlement Hearing may appear at the hearing, whether or not they have filed an objection. 36. Any objections, filings, and other submissions: (a) must state the name, address, and telephone number of the objector and, if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (b) must be signed by the objector; (c) must contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention, and if the objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing; and (d) must include documentation sufficient to prove that the objector owned shares of Wells Fargo common stock as of October 13, 2025 and contain a statement that the objector continues to hold such shares as of the date of filing of the objection and will continue to hold those shares as of the date of the Settlement Hearing. 37. Documentation establishing ownership of Wells Fargo common stock must consist of copies of monthly brokerage account statements, or an authorized statement from the objector’s broker containing the information found in an account statement. 38. You may file a written objection without having to appear at the Settlement Hearing. Any Current Wells Fargo Shareholder may also appear and object at the Settlement Hearing with or without having submitted a written objection. 39. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense. If you file an objection in connection with or intend to appear at the Settlement Hearing, your attorney should file a notice of appearance with the Court and serve it on Plaintiffs’ Lead Counsel and Defendants’ Counsel at the addresses set forth in Paragraph 34 above so that the notice is received on or before April 14, 2026. 40. Unless the Court orders otherwise, any Person who does not make his, her, or its objection in the manner provided herein shall: (a) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the proposed Settlement, Fee and Expense Award and/or Service

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -10- NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION LEAD CASE NO. 3:22-CV-05173-TLT Award; (b) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, the Fee and Expense Award and/or Service Award; and (c) be deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement or the contemplated and/or approved Fee and Expense Award and Service Award. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 41. This Notice does not purport to be a comprehensive description of the Action, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. For a more detailed statement of the matters involved in the Action, you or your attorney may inspect the pleadings, the Stipulation, the orders entered by the Court, and other papers filed in the Action at the Office of the Clerk, United States District Court, 450 Golden Gate Avenue, San Francisco, CA 94102-3489, during regular business hours of each business day, or by requesting copies from Plaintiffs’ Lead Counsel. You may also view a copy of the Stipulation on the “Investor Relations” page of Wells Fargo’s website at https://www.wellsfargo.com/about/investor-relations/stock-price- and-dividends/. 42. If you have questions regarding the Settlement, you may write Plaintiffs’ Lead Counsel at Cotchett, Pitre & McCarthy, Attn: Wells Fargo Settlement, 840 Malcolm Road, Suite 200, Burlingame, CA 94010 or email at WellsFargoSettlement@cpmlegal.com. PLEASE DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE CLERK OF THE COURT REGARDING THIS NOTICE. Dated: January 13, 2026 BY ORDER OF THE COURT UNITED STATES FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA, SAN FRANCISCO DIVISION